EXHIBIT 10.3


 C   O   N   F   I   D   E   N   T   I   A   L     T   R  E
                    A   T   M   E   N   T

              CONTRACT MANUFACTURING AGREEMENT
           MATCO ELECTRONICS GROUP AND SMITH CORONA
               Version 8.0  11/14/97  1:00 PM


                      TABLE OF CONTENTS



SECTION:                                               PAGE


       PREFACE                                          3

1.   AGREEMENT TO MANUFACTURE                           3

2.   PRICING                                            4

3.   PURCHASING AND CANCELLATIONS                       7

4.   PAYMENT AND SHIPPING TERMS                        11

5.   ACCEPTANCE, INSPECTION, AND WARRANTY              12

6.   ENGINEERING                                       15

7.   TERMINATION                                       16

8.   INDEMNIFICATION                                   18

9.   CONFIDENTIAL AND PROPRIETARY INFORMATION          19

10. LICENSED PROPERTY                                  20

     MISCELLANEOUS                                     21

Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission with a request for confidential treatment pursuant to Rule 24b-2. The location of an omitted portion is indicated by [*******].


                       LIST OF EXHIBITS


SECTION:                                               PAGE


EXHIBIT A:          THE PRODUCTS                       25
EXHIBIT E:          THE PRICING MODEL                  25

EXHIBIT B:          THE MANUFACTURING SPECIFICATIONS   30

EXHIBIT C:          THE QUALITY STANDARDS              31

EXHIBIT D:          THE APPROVED SUPPLIERS             32

EXHIBIT F:          THE MASTER SCHEDULE                33

EXHIBIT G:          THE TOOL MAINTENANCE SCHEDULE      34

EXHIBIT H:          THE LICENSED PROPERTY              36

EXHIBIT I      THE WARRANTY RETURN HISTORY             37

EXHIBIT J      THE ADVANCED MATERIAL PURCHASES         38
               WITH BLANKET APPROVALS BY COMMODITY

EXHIBIT K      THE PREPAID RAW MATERIALS               39

EXHIBIT L      THE SUBCONTRACT CUSTOMER ORDERS         40

EXHIBIT M      THE PURCHASE ORDERS                     41

EXHIBIT N      THE QUALITY ASSURANCE REPORT            42

EXHIBIT O      ACCEPTANCE SAMPLING PLANS               43




PREFACE


This Agreement is entered into as of 12:01 AM EST November 24, 1997 (the "Effective Date"), by and between Smith Corona Corporation, a Delaware corporation, having its principle place of business at 839 Route 13 South, Cortland, NY 13045, (hereafter referred to as "Purchaser" and/or "SCC") and the MATCO Electronics Group, Inc., a New York corporation having its principle place of business at 320 North Jensen Road, Vestal, NY 13850 (hereafter referred to as "Seller" and/or "MEG").

Whereas, SCC desires to have MEG manufacture, test and otherwise produce all products presently manufactured by SCC at its Tijuana, MX facility as more fully itemized on Exhibit A annexed hereto (the "Products"), and

Whereas, MEG is willing to manufacture, test and otherwise produce all such Products pursuant to the terms and conditions of this agreement,

Now therefore, in the consideration of the mutual covenants and promises contained herein, the parties agree as follows:


SECTION 1.0 - AGREEMENT TO MANUFACTURE

1.1 Term
      The initial term of this Agreement shall commence on the Effective Date and continue in effect for a period of five (5) years, unless sooner terminated pursuant to the provisions of Section 7 hereof.

1.2 Renewal
      This Agreement may be renewed for an additional five
(5) year term upon the mutual written agreement of the parties provided the same is executed one hundred and eighty (180) days prior to the expiration date of this Agreement.

1.3 Scope of work
      Subject to the terms and conditions hereof, SCC hereby appoints MEG, and MEG hereby accepts such appointment, to act as the sole manufacturer of the Products during the term of this Agreement. MEG shall manufacture each of the Products set forth on Exhibit A attached hereto and any products which may, from time to time be added to Exhibit A at the request of the SCC and agreement by MEG. Pricing for such additional product will be established according to paragraph 2.2 below, "New Product Pricing". MEG shall manufacture components, assemblies, or all the Product(s) at the Tijuana, MX facility, and/or with the prior written approval of SCC, which will not be unreasonably withheld, at one or more of MEG's affiliate's facilities (a "Facility"). An affiliate of MEG means any corporation, partnership or other business entity which controls or is controlled by, or is under common control with MEG. All Product will be manufactured in accordance with the Manufacturing Specifications provided by SCC as set forth in Exhibit B attached hereto (the "Manufacturing Specifications"), and the quality standards provided by SCC as set forth in Exhibit C attached hereto (the "Quality Standards"), which Manufacturing Specifications and Quality Standards may be amended or modified from time to time by written mutual agreement between MEG and SCC. MEG will use reasonable efforts to comply with any additional, revised or amended Manufacturing Specifications or Quality Standards. MEG shall be responsible for purchasing the raw materials, packaging and other components required to manufacture the products (collectively, the "Raw Materials") from the Approved Suppliers of such raw materials as set forth in Exhibit D attached hereto (the "Approved Suppliers"). MEG may use Raw Materials or suppliers not listed on Exhibit D only with the prior written approval subject to SCC's reasonable discretion, which approval will not be unreasonably withheld. MEG shall be responsible for the payment of all costs and expenses associated with the purchase of Raw Materials and the transportation of the Raw Materials to the Facility.

1.4  Exclusivity
       SCC and MEG agree that SCC shall purchase all of its manufactured Products as referenced in section 1.3 above for the initial term of five (5) years and any renewal thereof from MEG. SCC agrees to provide MEG with the opportunity to quote the manufacturing cost of any product in which SCC individually or as a joint developer/distributor may control or direct the manufacturing thereof, for the term of the Agreement, in which case MEG will respond within thirty (30) days.


SECTION  2.0 - PRICING

2.1  Pricing Model
       All pricing for the Products referenced in Exhibit A shall be based on the Pricing Model defined in Exhibit E attached hereto (the "Pricing Model"). Such pricing is based on the annual volumes forecast by SCC. SCC acknowledges that as an inducement for MEG to enter into this contract, SCC is projecting certain minimum product purchases . Price structures associated with this Agreement are based upon MEG's reliance upon these minimum purchases of Product and the resulting specific revenue commitments thereby represented . During the term of the Agreement, the pricing for Products set forth on Exhibit A and Exhibit E may be adjusted upward from that set forth in the Pricing Model for (i) adjustments in raw material and direct labor expressly set forth below in 2.3, or (ii) inflationary or other reasonable increases in the total pool of overhead dollars, or (iii) reduction in SCC total dollar volume.
2.2  New Product Pricing
       SCC may from time to time request pricing on new product as described under paragraph 1.3 Scope of Work.
Upon receipt of prints, bills of material, and other documentation as necessary, MEG agrees to quote pricing and lead-time, based on the Pricing Model in a time period not
to exceed two weeks.   Should such quotation be based on
advance information, MEG reserves the right to alter such quotation based on the receipt of approved final information. Upon the acceptance of the price and lead-time by SCC, the pricing and effective date will be added to the Pricing Model as set forth in Exhibit E attached hereto, and the lead-time for the Product will be added to the Product as set forth in Exhibit A attached hereto.

2.3  Annual Price Adjustments
       SCC and MEG agree that annually the Pricing Model will be adjusted based on SCC's projected volume of Product for SCC's next fiscal year following the same methodology in Exhibit E.5, E.6, E.7, E.8 except that the fixed overhead rate shall be recalculated. MEG and SCC also agree to perform an annual cost review during April of each year, which will be a good faith review of changes in actual cost of Raw Materials and direct labor. If MEG's actual Raw Material costs for any Product are less than the same costs as quoted by MEG in the prior year's selling price, the selling price to SCC shall be reduced by [***] of the decrease in such costs. If MEG's actual direct labor costs for any Product, are less than the same costs quoted by MEG in the prior year's price, then the selling price to SCC shall be reduced by [***] of the decrease in such costs. Such prices will become effective on the following July 1 (the start of SCC's fiscal year), and will be implemented by the reissuance of the Pricing Model.

2.4  Pricing Adjustments, Raw Materials Increases
      In the event there is a significant increase in the cost of certain individual Raw Materials or a group of substantially similar Raw Materials amounting to one-half percent (0.5%) or more, of the material cost portion of any Product as listed in the Pricing Model, MEG shall immediately document such increase(s) to SCC. In that event, both parties shall mutually pursue alternative material in order to attempt to maintain the original cost. If such alternative material cannot be found, MEG shall provide SCC with new pricing and effective dates for approval. Approval of new pricing for all Product affected by the increased Raw Material cost shall not be unreasonably withheld by SCC. In the event that approval is not given by SCC within fifteen (15) days after notification, MEG, at its option, may suspend production of the Product(s) affected. Upon acceptance by SCC, the Pricing Model will be amended to reflect such new pricing and effective date(s) for Product(s) affected.
2.5  Price  Adjustments, Product Quantities
       SCC acknowledges that any significant reductions in the purchases of any Product or any significant change in the mix of the Products, or the discontinuance of any Products resulting in a change in the projected revenue stream, will result in a need to change both the existing prices retroactively and the Pricing Model. It is understood by both parties that prices are directly related to the quantity of Products sold to SCC. Failure by SCC to purchase the agreed on quantity of Product upon which pricing in the Pricing Model is based, provided MEG is prepared to manufacture and ship same quantity of Product, may result in a retroactive unit price increase on Products shipped by MEG. Conversely, exceeding the quantity of Products upon which the Standard Cost in the Pricing Model is based may result in a retroactive unit price decrease. MEG and SCC agree to meet quarterly to review such quantity changes which may result in price increases or decreases. MEG agrees to offer price decreases and SCC agrees to accept price increases as described above whenever the total dollar volume of the quarter's business increases or decreases by two percent (2%), except during the Initial Period as defined by the Pricing Model in Exhibit E.

2.6  Economic Manufacturing Lot Sizes
       Both parties recognize the need to build the Products in economical manufacturing lot sizes in order to maintain competitive prices. SCC agrees not to unreasonably withhold its approval of a MEG request to build low volume Products in advance of purchase order releases to maintain such economical manufacturing lot sizes . It is understood MEG does not desire to hold completed Product in its inventory. Therefore, MEG will request to build low volume Products in advance of Master Schedule requirements to maintain such economical manufacturing lot sizes. Product run in economic lot sizes approved by SCC will be shipped with the next Master Schedule demand for that Product. Reference paragraph 3.2 Master Schedule Releases. In addition, SCC and MEG agree that quantities of less than 300 units of current manufactured Product, in a single production run of Product, will not be scheduled in the Master Schedule.

2.7  Access to Books and Records
       SCC shall have reasonable access during normal business hours, with prior agreed notice, to the books and records of Assemblies de Mexico S. de R. L. de C. V., including the July 1 to June 30 total of factory overhead dollars and standard earned direct labor hours for the sole purpose of verifying the reasonableness of Product pricing.



SECTION  3.0 - PURCHASING AND CANCELLATIONS

3.1  Master Schedule

3.1.1  Master Schedule, Purpose
          Commencing on the Effective Date of this Agreement and continuing weekly thereafter throughout the term hereof, SCC will issue a weekly Master Schedule ("Master Schedule") covering specific Product requirements for a minimum of twenty-six (26) weeks, the first of which is attached hereto as Exhibit F. The purpose of the Master
Schedule is to plan the acquisition of Raw Materials and to schedule the Facility using the Material Requirements Planning System (hereafter "MRP") , in order to enable MEG to meet SCC's delivery requirements, as well as to authorize the procurement of Raw Material, the manufacture of Product, and the shipment of Product as described in this section.

3.1.2  Master Schedule, The Frozen Zone
          The first eight (8) weeks of each Master Schedule issued will constitute firm commitments from SCC to accept and firm commitments from MEG to deliver the Product in the quantities and to the delivery schedule specified. This eight (8) week period constitutes a frozen zone (the "Frozen Zone") in which no changes will be made except as provided under paragraph 3.3, Changes in Master Schedule. The issuance of the Master Schedule weekly shall constitute and have the same force and effect as the issuance of the purchase order for the Product specified for the Frozen Zone, and shall be non-cancelable.

3.1.3   Master Schedule, The Forecast
          The eighteen (18) week period, defined as weeks nine (9) through twenty-six (26) of the Master Schedule, which directly follow the Frozen Zone will be deemed by both parties to be Product specific forecasts (the "Forecast").

3.2  Master Schedule Releases
       All Master Schedule Releases shall contain the following information:
                     a.  Type of Product by SCC item number
                     b.  Quantity of Product to be delivered
                     c.  Scheduled delivery dates
                     d.  Reference to this Agreement

3.3  Changes in Master Schedule
       MEG recognizes that SCC is engaged in the consumer electronics business, which requires the ability to meet rapidly changing customer requirements. MEG and SCC agree to work together to meet these requirements.

3.3.1  SCC Requested Master Schedule Changes, Frozen Zone
          From time to time SCC may request Master Schedule changes within the Frozen Zone. SCC will document in writing the requested change(s) to MEG. MEG agrees to respond as soon as possible and on major changes no later than within five (5) working days, accepting, modifying, or rejecting the request. Upon written acceptance of MEG's response, MEG will use its best efforts to comply with the reschedule. Costs incurred by MEG as described in their response will be paid for by SCC. SCC and MEG will work together to minimize these costs.

3.3.2  MEG Requested Master Schedule Changes
          Should Master Schedule changes be requested by MEG and approved by SCC, the cost for such changes will be born by MEG.

3.3.3  Failure to Issue Master Schedule Revisions
          Should SCC fail to issue an updated Master
Schedule in any week, the entire Master Schedule will roll week by week as if an update has been issued, with the prior twenty-seventh week rolling to the twenty-sixth week etc., or if there was no forecast entered in the prior twenty-seventh week, then the new twenty-sixth week should be in all respects identical to the previous twenty-sixth week now rolled to the twenty-fifth week. In the same manner the twenty-seventh week rolls to the twenty-sixth week becoming part of the Forecast, and the ninth week rolls into the eighth week thereby becoming part of the Frozen Zone.

3.3.4  Master Schedule Decreases by SCC
          Should the Master Schedule decrease, including but not limited to the discontinuance of a Product, result in the creation of excess or obsolete inventory, then the provisions of paragraph 8.3 Inventory Indemnification shall apply. For discontinuance of Raw Material, paragraph 6.1 Engineering Changes Proposed by SCC shall apply.

3.4  Acceptance/Rejection of SCC Requested Master Schedule
Changes
       In addition to the criteria in paragraph 3.3, MEG may, at its option, accept or reject any Master Schedule change issued by SCC that is not in compliance with stated Product Lead-time and/or Terms and Conditions of this Agreement. MEG shall, however, use its best efforts to comply with any such changes , and to work with SCC in a Product Lead-time reduction program over the life of this Agreement. MEG shall notify SCC of the rejection of any such change(s) within three (3) working days of receipt of request for such changes.
3.5  Advanced Material Purchases

3.5.1 Advanced Material Purchased - Raw Material Lead-times MEG may be required to purchase certain Raw
Materials beyond sixteen (16) weeks of the Master Schedule requirements, due to lead-time, lot size, or cost issues, ("Advanced Material Purchases"). The quantity of these purchases shall be determined by using the annual forecast. MEG shall request written authorization from SCC for the procurement of these Advanced Material Purchases to the specific planning leadtime plus an additional four (4) weeks to cover the normal procurement ordering cycle, and SCC shall be responsible for all such authorized purchases.

3.5.2  Advanced Material Purchases - SCC Requested Raw
Material
          SCC may request that MEG purchase certain Raw Materials for Product that SCC has not yet requested be entered in the Master Schedule, and whose requirements, therefore, are not shown in MRP. SCC shall provide MEG with written authorization including the part number, the part description, the part print, the approved manufacturer, the approved manufacturer's part number, and any other purchase specifications as may be required commercially to place a purchase order for the specific Raw Material, the required delivery dates and the corresponding required quantities. MEG will provide reasonable efforts to purchase the requested Raw Material in the quantities and by the dates requested. In the event that MEG has received first deliveries of such Raw Material at its Facility, and such Raw Material has no requirements in the Master Schedule and MRP, MEG, at its option, will request SCC issue a purchase order to MEG for the total quantity and total cost of such Raw Materials purchases.

3.5.3  Advanced Material Purchases - SCC Authorized
Personnel
          SCC shall designate to MEG in writing the name of the person authorized to approve Advanced Material Purchases and an alternate in case that person is not available. No other person(s) shall be authorized to approve Advanced Material Purchases unless designated by SCC in writing. Approval by an authorized person of SCC shall be binding upon SCC and not subject to modification, rejection, or reduction pursuant to the terms of this Agreement without the written consent of MEG.

3.6  Spare Parts
       MEG agrees to provide fabricated spare parts for the Products purchased by SCC at SCC's written request for a minimum of five (5) years after the discontinuance of the Product or the expiration or termination of this Agreement, whichever occurs first. Such spare parts shall be supplied at actual cost plus five percent (5)%. Lead-time for such spare parts should not exceed thirty (30) days from receipt and acceptance of order by MEG. MEG agrees to provide whatever assistance it can to SCC in the case of emergency parts requirements without liability except as set forth herein. In addition, MEG will maintain tooling licensed by SCC to produce spare parts at SCC's sole cost and expense. Parts other than fabricated spare parts shall be provided within industry lead-times if not available in stock at actual cost plus 5 percent (5%). MEG also agrees to provide whatever assistance it can to SCC in obtaining any parts other than fabricated parts, including but not limited to attempting to identify replacements for obsolete components, without liability except as set forth herein.

3.7 MEG Purchase of SCC Work in Process and Raw Materials On the Effective Date of this Agreement, MEG agrees to pay SCC an amount equal to the value at SCC's standard costs, all of the rights, title and interests in the work-in-process at the Tijuana, MX facility and Raw Materials, together, sufficient in part or in total to fulfill the requirements of the Product for the first quarter defined as the first thirteen (13) weeks of the Master Schedule. At the end of the first quarter, MEG and SCC will review MEG's actual usage of SCC's Raw Materials during such quarter and will review the requirements of the Product netted against remaining on-hand inventory for Raw Materials for the next thirteen (13) weeks of Master Schedule. SCC shall sell and MEG shall buy such Raw Materials to the extent SCC has such Raw Materials in its inventory. This will continue on a quarterly basis until the final disposition of SCC's Raw Material inventory. Coincident with each quarterly review, SCC and MEG will jointly review remaining SCC Raw Material inventory, and jointly identify Raw Material items that have no requirements or have Raw Material inventory in excess of a fifty-two (52) week Master Schedule as determined by MRP. Such Raw Material shall then be promptly removed or disposed of by SCC at SCC's expense.

3.8  Conversion of SCC Purchase Orders to MEG Purchase
Orders
       On the first working day following the date this Agreement is made public, under the direction of MEG, buyers acting as agents of SCC and so designated by SCC in writing will commence contacting suppliers holding SCC open purchase orders for Raw Materials, with the intent to cancel purchase order deliveries and quantities remaining, with delivery dates following the Effective Date. Coincident with this event, the same buyers acting on behalf of MEG will issue MEG purchase orders replacing delivery and quantities cancelled. Buyers will continue with this process acting with reasonable diligence until all remaining SCC purchase orders with open delivery dates and quantities have been cancelled and replaced with MEG purchase orders.
Recognizing the lack of sufficient response time available between the date this Agreement is made public, and the Effective Date, and the need for confidentiality, SCC agrees that during this transitional process, in order to avoid potential disruption in the continuity of flow of Raw Materials, the buyer, at MEG's discretion and with approval of MEG's Director of Materials, shall have the right to delay cancellation and reissue purchase orders for any delivery and quantity. SCC hereby grants MEG blanket approval for all Advanced Material Purchases pursuant to section 3.5.1 which result from MEG issuing purchase orders during the transition period for quantities of Raw Material replacing SCC purchase orders for similar quantities of Raw Material. The status of SCC open purchase orders on the date this Agreement is made public is set forth in Exhibit M (the "Purchase Orders for Raw Material").

3.9 Deliveries of Raw Material on SCC Purchase Orders After the Effective Date
       SCC and MEG agree that MEG will receive into its inventory after the Effective Date, all valid deliveries and quantities received against valid SCC purchase orders not otherwise cancelled. SCC and MEG agree to meet weekly to review and approve valid invoices for such purchase order deliveries and quantities. Until the transition is complete, SCC shall pay such purchase orders to invoice terms and MEG shall pay SCC such purchase orders to the same invoice terms for Raw Materials relating to the first thirteen (13) weeks of the Master Schedule. All other Raw Material shall be added to SCC's inventory. MEG agrees to pay SCC for prepaid raw materials set forth in Exhibit K (the "Prepaid Raw Materials") upon receipt of such Raw Materials.

3.10 MEG Disposal of SCC Obsolescence - MEG Owned Inventory Upon receipt of written instruction from SCC, MEG will dispose of, and/or package and ship obsolete Raw Material according to SCC's instructions. SCC will pay MEG for the Raw Material owned by MEG at MEG's standard cost, plus pay for all expenses incurred by MEG including but not limited to picking, packing for shipment, shipping charges, duties, brokerage fees, and disposal fees.

3.11 MEG Disposal of SCC Obsolescence - SCC Owned Inventory Upon receipt of written instruction from SCC, MEG will dispose of, and/or package and ship obsolete Raw Material according to SCC's instructions. SCC will pay MEG for all expenses incurred by MEG including but not limited to picking, packing for shipment, shipping charges, duties, brokerage fees, and disposal fees.

3.12  Raw Material for SCC Subcontract Customer Orders
         MEG agrees to assume all obligations to complete all subcontract customer orders for the products set forth in Exhibit L, attached hereto (the "Subcontract Customer
Orders").


SECTION 4.0 - PAYMENT AND SHIPPING TERMS

4.1  Invoices and Payment
       MEG shall invoice SCC upon shipment of Product or upon a mutually agreed to invoicing schedule. Payment shall be due and payable in US Dollars net 30 days from invoice date. In the event SCC fails to make payment per the terms of this Agreement: (1) delinquent payments shall bear interest at the rate of one and one half percent (1.5%) per month; (2) MEG may cease shipment to SCC immediately; and/or
(3) MEG may elect to make some or all future shipments C.O.D. In the event of default by SCC, default provisions under Section 7 apply.

2    Delivery of Product

4.2.1  Delivery to San Diego
          Delivery of Product to SCC shall be F.O.B. SCC's receiving dock located at 2055 Dublin Drive, Suite 102, San Diego, California. Title and risk of loss for Products shall pass to SCC upon receipt of Products by SCC. MEG shall pay freight on all Products to SCC's receiving dock in San Diego, California.

4.2.2  Shipment to other Destinations
          SCC, at its election, may arrange for shipment of Products to other destinations. In such event, MEG shall deliver Product F.O.B. to SCC's shipping agent at the US Port of Entry, Otay Mesa, CA. Title and risk of loss for Products shall pass to SCC upon receipt of Products by SCC's shipping agent. MEG shall pay freight on all Products to SCC's shipping agent.

4.2.3  Licenses, Permits, Certificates, Fees and Duties
          MEG shall have the responsibility of obtaining all required licenses, approvals, and permits relating to the export of goods from their country of origin, and shall pay all export fees and duties. MEG shall also have the responsibility to take all steps in order to obtain from governmental authorities the import certificates and all licenses, approvals, and permits required for importing goods into the US.

4.3   Packaging
        MEG shall package each unit of Product per SCC's specifications.

4.4   Taxes
        MEG shall be responsible for all applicable US, federal, state, municipal and governmental taxes or duties, as well as any taxes or duties imposed by the Government of Mexico on Product manufactured under the terms of this Agreement. SCC will cooperate with MEG or its agents, employees, or professionals to minimize taxes or duties as allowed by law. In addition SCC will verify, certify or otherwise cooperate with the preparation and filing of any applicable documentation to allow the reduction or elimination of taxes or duties to the extent legally permissible under applicable law.

SECTION 5.0 - ACCEPTANCE, INSPECTION, AND WARRANTY

5.1  Acceptance Criteria
       The acceptance criteria shall be in conformance with the Manufacturing Specifications, and Quality Standards.
MEG shall be held responsible for material and workmanship of the Product as defined in the Manufacturing Specifications, the Quality Standards, and SCC's Defect Classification Manual. MEG shall not be held responsible for defects determined to be caused by the design of the Product. Prior to production of any Product, SCC shall provide MEG a written inspection procedure for each Product, which shall become part of the Quality Standards.

5.2  Acceptance
       SCC shall inspect incoming lots at its warehouse in San Diego, CA and/or Cortland, NY, promptly after receipt of the goods, in accordance to the audit inspection procedures contained in the Quality Standards and acceptance sampling plans and AQLs set forth in Exhibit N and attached hereto (the "Acceptance Sampling Plans"). Should an incoming lot fail the audit inspection for defects for which MEG is responsible, SCC will promptly notify MEG. MEG will advise
of a disposition for that lot within five work days.   Such
disposition may include by mutual agreement, use as is, screen and repair at MEG expense, or return the lot for repair at MEG expense.

5.3  Returned Products
       Prior to returning any goods, SCC will obtain from MEG a Return Material Authorization number (hereafter
"RMA"). Defects on returned goods will be documented by SCC and forwarded to MEG at the time such RMA number is requested.

5.4  Quality Audit
        SCC reserves the right to inspect the Facility upon reasonable notice. SCC also reserves the right to review
MEG's quality and production records and MEG's quality system to ensure on-going Product quality.

5.5    Liability
         MEG is responsible for all liabilities and defects proven to be caused by MEG and will pay all costs associated with correcting such defective Product. MEG's liability for a breach of the above warranties will in no event exceed the unit purchase price that has been paid by SCC for the defective Products, and will not include consequential damages caused by manufacturing defect. MEG and SCC agree to cooperate fully in investigating and correcting such defects.

5.6  Customer Warranty Returns - Typewriters Only
       SCC has summarized its actual customer warranty return history which occurred during the period immediately preceding the Effective Date as set forth in Exhibit I attached hereto (the "Warranty Return History"). SCC agrees commencing with the Effective Date to record and summarize customer warranty returns classifying defects by cause and provide this information to MEG monthly, within fifteen (15) days following each month closing. SCC and MEG agree to jointly review such information on a quarterly basis. SCC and MEG agree that for the purposes of monthly and annual measurement of workmanship defects, MEG's responsibility commences with the seventh month following the Effective Date. If the average actual percentage of customer warranty returns attributable to workmanship for a year is less than or equal to the average actual percentage of customer warranty returns attributable to workmanship for the customer warranty return history for the highest year as set forth in Exhibit I, no adjustment will be made. If the average actual percentage of customer warranty returns attributable to workmanship for a year is greater than the average actual percentage of customer warranty returns attributable to workmanship for the customer warranty return history for the highest year as set forth in Exhibit I, MEG will credit SCC with the computed portion of actual cost incurred by SCC for this difference subject to limits set forth in 5.5 above.

5.7  Epidemic Failure
       Epidemic failure is defined as occurring when the failure rate of a Product from a single cause during a period one (1) year from the date of manufacture exceeds six percent (6%). SCC will promptly notify MEG of such occurrence. If it is determined that epidemic failure was caused by MEG or that MEG knew or reasonably should have known of the existence of the conditions causing the epidemic failure, MEG and SCC shall immediately commence discussion of the steps to be taken by MEG to remedy the problem. After the remedy is agreed upon, MEG will diligently pursue incorporating the modification remedying the defect. MEG, at its option, will either replace the Product at its expense, authorize the return of the Product for repair at its expense, or supply SCC without charge all necessary Raw Materials necessary to correct the problem and reimburse SCC for reasonable repair labor, but will not be held responsible for consequential damages arising from such defects.

5.8  Warranty
       MEG warrants to SCC that items assembled or manufactured by MEG, or its subcontractors will conform to the Manufacturing Specifications and the Quality Standards and be free from defects in workmanship upon shipment from MEG's factory. MEG's obligation under this warranty is limited to replacing or repairing at its option, without charge, any of said items which shall within one (1) year after shipment be returned to MEG's factory, transportation charges prepaid, and which shall after examination be disclosed to MEG's satisfaction to be thus defective. Components and other Raw Material (other than those supplied by SCC) shall be warranted on a pass-through basis from the component/raw material supplier to SCC.

5.9  Warranty Limitation
       THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE AND FOR ALL OTHER OBLIGATIONS OR LIABILITIES ON MEG's PART. MEG NEITHER ASSUMES NOR AUTHORIZES ANY OTHER PERSON TO ASSUME FOR MEG ANY OTHER LIABILITY IN CONNECTION WITH THE SALE OF THE SAID ITEMS. THIS WARRANTY SHALL NOT APPLY TO ANY OF SUCH PRODUCTS WHICH SHALL HAVE BEEN REPAIRED OR ALTERED EXCEPT BY MEG OR WHICH SHALL HAVE BEEN SUBJECT TO MISUSE, NEGLIGENCE OR ACCIDENT. MEG IS NOT LIABLE FOR INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGE OF ANY KIND OR FOR PERSONAL INJURY RESULTING DIRECTLY OR INDIRECTLY FROM THE DESIGN, MATERIAL, OPERATION OR INSTALLATION OF THE ITEMS BEING ASSEMBLED UNDER THIS AGREEMENT.

SECTION 6.0 - ENGINEERING

6.1  Engineering Changes Proposed by SCC
       SCC may, during the term of this Agreement, request changes in the specification of the Products by delivering to MEG an Engineering Change Request (hereafter "ECR"), describing the changes and the proposed effective date of such changes. MEG will respond in writing, with such response to include cost and delivery impact to affected Product, and whether implementation will result in excess parts and/or obsolete inventory or will require MEG to terminate certain supply agreements with its third party suppliers. Such response will be made by MEG to SCC within five (5) working days. MEG will not be obligated to proceed with the change until mutual agreement has been reached, reduced to writing, signed by both parties and an Engineering Change Notice (hereafter "ECN") is issued by
SCC.   If SCC issues any such ECN, then within thirty (30)
days after the date of MEG's written request to SCC, SCC will (a) pay MEG at actual cost for resulting excess and/or obsolete inventory which the parties agree cannot be used by MEG in other products or resold by MEG at its cost or better, and (b) reimburse MEG for purchase order cancellation charges which MEG cannot avoid using reasonable commercial efforts. However, no SCC payment under clause
(a) or (b) is required for Advanced Material Purchases unless such purchases were previously approved in writing by SCC. The amounts to be reimbursed by SCC for cancellation charges must be reasonable taking into consideration component lead-time and assembly schedules. MEG will use commercially reasonable efforts to minimize the amount of SCC liability for compensation to be paid to MEG by SCC under this Section.

6.2   Engineering Changes Proposed by MEG
        MEG shall notify SCC of any proposed change and the expected effect on the Product function and price with an Engineering Change Request. SCC will process such ECRs in a timely manner. If SCC agrees to the change, SCC will issue an ECN as noted in Section 6.1. If SCC does not agree with the change, the parties will work together to resolve the disagreement. MEG will make no changes to the Product without the expressed written consent of SCC, however MEG may stop production of the affected Product prior to SCC approving such requested change if in the opinion of MEG the change is necessary to eliminate a defect in the Product as defined in paragraphs 5.1, 5.2, and 5.4 of this agreement.

6.3  Test Program Approval
       Any test programs which MEG develops, produces, or procures shall be reviewed and approved by SCC for use by MEG on the Products. This approval shall occur prior to production use.

6.4  Raw Material Availability
       If a Raw Material is not available from the approved supplier, MEG shall immediately notify SCC of this condition. MEG shall be relieved from its obligations to produce affected Product until such time as SCC provides approval of replacement or substitute Raw Material. SCC approval shall be indicated by delivering an Engineering
Change Request and pricing pursuant to paragraph 6.1.


SECTION 7.0 - TERMINATION

7.1 - Conditions of Termination
         This Agreement may only be terminated: (a) at any time upon the mutual written agreement of both parties; (b) by either party at any time upon failure of the other party to perform any material obligation and to commence a cure of such failure within five (5) days after receipt of written notice from the non-defaulting party of each failure and thereafter pursue efforts to cure diligently; or (c) the entry of an Order of Bankruptcy Court of competent jurisdiction rejecting this agreement.

7.2.1  Effect of Termination,  SCC Obligations
          SCC shall be liable, in the event of termination except for termination by SCC because of failure of MEG to perform as set forth in Section 7.1(b) or for termination at the end of the term or renewal term as set forth in Sections
1.1 and 1.2 of this Agreement for:
     a. Payment for all Products delivered to SCC, and in transit, plus finished Products in inventory prior to, and including, the effective date of termination at the pricing applicable to the Product.
     b. Payment for all "Work in Process" based upon percentage of completion multiplied by the unit price of the Product as listed in the Price Model, including Products which were in process prior to receipt of notice of cancellation and that could not be completed prior to the date of termination. SCC may request MEG to complete and deliver all Product including Work in Process.
     c. Payment for the cost plus five percent (5%) mark up of Raw Materials in house and those on order which cannot be canceled and are related to the manufacture of the Products, that fall within the sixteen (16) week period from receipt of written notification, as well as any approved Advanced Material Purchases made per Section 3.5.
     d. Payment for any restocking charges, bill-backs and cancellation charges charged to MEG by suppliers of components ordered for the manufacture of Products.
     e. Payment to MEG of any additional charges borne by MEG arising from such termination in an amount to be negotiated by the parties in good faith within fifteen (15) days after the effective date of cancellation which will include but not be limited to all severance costs required by Mexican law to be paid to any and all MEG employees subject to any reduction in labor force caused by termination of this Agreement.

7.2.2  Effect of  Termination, MEG Obligations
          Except as provided for otherwise in this section, MEG shall upon termination of this Agreement, return all SCC property, including, but not limited to tools, gages, jigs, and fixtures, equipment, documentation and instructions necessary to the manufacture and testing of SCC Product.
SCC has the right to purchase any Raw Material, or Work in Process ("Work in Process") specific to the Product at actual cost.

7.3   Right of Manufacture
      In the event that SCC files a petition under Chapter 7 or Chapter 11 of the US Bankruptcy Code where (a) this Agreement is not assumed without modification; (b) a liquidation plan is filed that involves the dissolution of that portion of SCC's business related to the Products; or
(c) the Bankruptcy Trustee or SCC rejects this Agreement, MEG is hereby granted the right to use any licensed tools, jigs, gages, fixtures and equipment, the proprietary Specifications and all other available SCC manufacturing documents related to the Products and all other manufacturing level documents relating to the production of the Products together with all other documents and intellectual property above the manufacturing level as may be necessary to modify or correct the manufacturing process, including without limitation software and the source codes therein, which SCC owns or is otherwise authorized to license to third parties to produce the Product for the sole purpose of exhausting the Product specific components then in MEG's inventory and selling such Products until MEG has recouped the documented supplier invoice cost for such inventory, any actual out-of-pocket expenses attributable to cancellation charges paid for terminating Product specific supply contracts and all undisputed amounts outstanding invoiced by MEG to SCC for Product delivered to SCC prior to such filing. SCC also hereby grants to MEG the right to use any customer lists relating to sale of the Product for the purposes described above. Such use and sales rights shall be granted to MEG under a nonexclusive paid-up royalty-free license (except for any royalties payable to third parties which shall be paid by MEG) which shall, among other things, prohibit disclosure or transfer of whatsoever nature or kind of documentation to third parties, reserve all ownership rights in the documentation to SCC and provide for termination upon MEG's recoupment of the aforementioned expenses and receivables, which amount shall be calculated, agreed upon and plainly stated in such license. MEG specifically agrees that it shall not use, display or otherwise publish the trademark or trademarks of SCC or its affiliates in any other circumstance or for any other purpose. During the term of this Agreement and renewal thereof, the aforementioned documentation and specifications shall, at the option and expense of MEG, be deposited with an escrow agent with SCC having no right to seek the return thereof from the escrow agent until the earlier of the expiration of this Agreement or the recoupment by MEG of its costs, expenses and damages. Upon filing a Chapter 7 petition in bankruptcy by SCC, or if in a Chapter 11 proceeding a liquidating plan of reorganization is filed by SCC or a Trustee of SCC rejects this Agreement, upon written notice of any such occurrence by MEG to the escrow agent and SCC, delivery of such documentation and specifications shall be immediately made to MEG. MEG shall maintain the right to use all licensed tooling and equipment as defined in paragraph 9.3 without cost or charge by SCC with a purpose of exercising its right to manufacture set forth above. On recovery of all costs and damages allowable under this Agreement said licensed property will be returned to SCC's dominion and control at SCC's sole cost and expense. The obligations contained in this paragraph shall be binding upon SCC regardless of the rejection of this Agreement in the context of a pending bankruptcy proceeding.


SECTION 8.0 - INDEMNIFICATION

8.1.1  Product Indemnification SCC
          SCC agrees that it will fully indemnify MEG against any and all claims, liabilities, damages, or causes of action hereafter brought or asserted by any person or entity arising out of the design, installation or use of any Product(s) manufactured by MEG under this Agreement unless such claim, liabilities, damages, or cause of action is a result of MEG's failure to properly manufacture such Product(s) per this Agreement. Such indemnification shall include reasonable attorney's fees and all other costs incurred by MEG in the defense of such claims, asserted liabilities or causes of action.

8.1.2  Product Indemnification MEG
          MEG agrees that it will fully indemnify SCC against any and all claims, liabilities, damages, or causes of action hereafter brought or asserted by any person or entity arising out of defects in workmanship on any Product manufactured by MEG under this Agreement, such claim, liabilities, damages, or cause of action being a result of MEG's failure to properly manufacture such Product(s) per this Agreement. Such indemnification shall include reasonable attorney's fees and all other costs incurred by SCC in the defense of such claims, asserted liabilities or causes of action.

8.2  Patents, Copyright, Trade Secret and Other Proprietary
Rights
       SCC agrees to defend at its expense any suit brought against MEG based upon a claim that Product(s) manufactured by MEG under this Agreement infringe a patent, copyright, trade secret and/or other proprietary right, foreign or domestic, and to pay the amount of any settlement or the costs and damages finally awarded, provided that MEG promptly notifies SCC and provides SCC with reasonable assistance in the defense of any such action.

8.3  Inventory Indemnification
       The parties recognize that this Agreement may require MEG to purchase materials unique to the production and manufacture of the Product which constitute minimum purchases, reel or package size differentials, non-cancelable and non-returnable items for the Products. In the event of a schedule decrease or discontinuance of a Product, in order to provide assurance that MEG will recover all of its investment should such a change in the Master Schedule occur, then within thirty (30) days after the date of MEG's written request to SCC identifying such an event, SCC will (a) pay MEG at actual cost for inventory which the parties agree cannot be used by MEG in other products or resold by MEG at its cost or better, and (b) reimburse MEG for purchase order cancellation charges which MEG cannot avoid using reasonable commercial efforts. However, no SCC payment under clause
(a) or (b) is required for Advance Material Purchases unless previously approved in writing by SCC. The amounts to be reimbursed by SCC for cancellation charges must be reasonable taking into consideration component lead-time and assembly schedules. MEG will use commercially reasonable efforts to minimize the amount of SCC liability for compensation to be paid to MEG by SCC under this section.
8.4 Process Indemnification
      If a claim is made that the manufacture of Product or use of any other proprietary right or use of any manufacturing process prescribed by SCC to MEG hereunder infringes any patent, copyright, or trade secret, and MEG is in compliance with all Specifications issued by SCC, SCC shall either procure a license for MEG to use such intellectual property, redesign the specifications and processes so that they are non-infringing, or defend against such claim and indemnify and hold harmless MEG from damages resulting from such claim. SCC shall have sole control of any defense, settlement or compromise of such claim and MEG shall provide all necessary assistance to SCC for that purpose.

8.5  No Express or Implied License
       Nothing in this Agreement will be construed as granting to MEG or conferring on MEG any rights by license or otherwise to SCC's patents, trademarks, copyrights or other proprietary or confidential rights except as specifically set forth in this Agreement or other written agreements between the parties hereto.


SECTION 9.0 - CONFIDENTIAL AND PROPRIETARY INFORMATION

     The parties acknowledge that in the course of performance of these obligations under this Agreement, each party may obtain certain confidential and proprietary information of the other party, including without limitation information concerning copyrighted works, patented or patent pending investigations or developments, and general information regarding such party's financial, business and marketing procedures. The parties hereby mutually agree that all such information communicated to it by the other party in written form, or in oral form if reduced to writing within 10 days, will be held in strict confidence and not disclosed to any third parties, and each party will use all reasonable efforts to protect against the unauthorized use and disclosure of the confidential information of the other party, provided that each party may disclose each others confidential information to their respective responsible employees, but only to the extent necessary to carry out the purposes for which the confidential information was disclosed, and each party agrees to instruct all such employees not to disclose such confidential information to third parties, including consultants, without the prior written permission of the party disclosing such confidential information. Each party further agrees not to use or allow the use of any confidential information of the other party disclosed to it except in accordance with the purpose of this Agreement. The provisions of this section will not extend to confidential information that is already known to the receiving party at the time that it is disclosed to the receiving party and which knowledge is not wrongfully obtained, or which, before being divulged by the receiving party, (a) has become publicly known through no wrongful act of the receiving party, (b) had been rightfully received from a third party without restriction on disclosure and without a breach of the Agreement, (c) has been independently developed by the receiving party, (d) has been approved for release by written authorization of the disclosing party, or (e) has been or must be disclosed by reason of legal, accounting or regulatory requirements beyond the reasonable control of the receiving party or the disclosing party.

SECTION 10.0 - LICENSED PROPERTY

10.1 License to use Tooling
        SCC shall deliver all tools, gages, jigs, fixtures and equipment, the proprietary specifications and all other available SCC manufacturing documents related to the Product and all other manufacturing level documents relating to the production of the Product to MEG, required to manufacture the Products contemporaneously with the Effective Date as set forth in Exhibit H attached hereto (the "Licensed Property"). SCC hereby grants MEG a license (the "License") to use the Licensed Property and all other documents and intellectual property which SCC owns or is otherwise authorized to license to third parties, as may be necessary to manufacture the Products pursuant to the terms of this Agreement. The License will terminate upon expiration or termination of this Agreement, provided that nothing contained in this paragraph shall modify, condition, limit, or diminish MEG's rights as granted in paragraph 7.3 herein.

10.2  Maintenance and Repair of SCC Licensed Tooling
         MEG will perform all routine tooling maintenance and repair at no cost to SCC, such cost being included in overhead rates in the Pricing Model. All other tooling maintenance, repair, or alteration performed by MEG shall be paid by SCC. MEG will obtain approval from SCC and SCC reserves the right to make alternate arrangements for such maintenance, repair, or alteration. MEG will submit and SCC will approve a Tool Maintenance Schedule (the "Tool Maintenance Schedule") as set forth in Exhibit G attached hereto.

 10.3  Capability and Capacity
          SCC warrants that the Licensed Property together with other assets purchased by MEG are sufficient in both quantity and capability for the manufacturing of the Products. SCC shall remain responsible during the term of this Agreement to provide all tooling and fixtures necessary for the manufacturing of the Products. In the event SCC wishes MEG to manufacture new or additional Products, it shall be responsible for providing tooling and fixtures sufficiently in advance of the Product introduction date to permit MEG to manufacture and deliver Product in conformity with the lead-time requirements of this Agreement. Failure of SCC to provide such tooling, gages, jigs, and fixtures shall relieve MEG of its obligation to meet the Product delivery schedule as set forth herein.

10.4  Notification
         MEG shall notify SCC of any tooling approaching end of life at least ninety (90) days before it believes the end of life will occur.

10.5  MEG Produced or Modified Tooling and Fixtures
         SCC may from time to time contract with MEG to produce new tooling or fixtures or modify existing tooling or fixtures as needed to manufacture the Products.

10.6  Property of SCC
         All Licensed Property shall remain the property of SCC. SCC shall be obligated to dispose of such items and replace the same in the ordinary course of business. SCC shall retain the risk of loss on said items and shall at all times maintain an insurable interest therein. MEG shall have no obligation to insure said items against loss or damage.

10.7  Risk of Loss
        SCC acknowledges as owner of the Licensed Property that the risk of loss for said Licensed Property remains solely with SCC. SCC also acknowledges that in the event of loss or damage to the Licensed Property MEG may be precluded from meeting the production schedule set forth in this Agreement. SCC shall pursuant to the provisions of paragraph 11.10 "Disaster Plan" make provisions which in its sole discretion deems adequate to provide for the replacement of Licensed Property and other proprietary materials in the event of loss or damage.


SECTION 11.0 - MISCELLANEOUS

11.1  Entire Agreement
         This Agreement and the exhibits enclosed shall constitute the entire Agreement between the parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understanding between the parties relating to such transactions.

11.2  Order of Precedence
         SCC and MEG shall comply with all terms and conditions stated in the Agreement and in SCC's purchase orders issued hereunder, including the specifications contained therein. In the event of inconsistency, the order of precedence shall be as follows:
      (1)  This Agreement
      (2)  The face of any purchase order issued by SCC

11.3  Amendment
         No amendment, modification, termination, extension, or renewal of any provisions of this Agreement shall be binding upon either party unless made in writing and signed by an authorized officer of each of the parties.

11.4  Severability
         In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, except in those instances where removal or elimination of such invalid, illegal, or unenforceable provision or provisions would result in a failure of consideration under this Agreement, such invalidity, illegality or enforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.
11.6  Headings and References
         The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All reference in this Agreement to Sections, Paragraphs, and Exhibits will, unless otherwise provided, refer to Sections and Paragraphs hereof and Exhibits attached hereto, all of which are incorporated herein by this reference.

11.7  Assignment
         This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Neither party hereto shall in any way sell, transfer, assign, or otherwise dispose of any of the rights, privileges, duties and obligations granted or imposed upon it under this Agreement; provided however, that MEG shall have the right, with the prior consent of SCC, which will not be unreasonably withheld, to assign its right, duties and responsibilities under this Agreement to any affiliate of MEG. Any assignment by MEG of its rights, duties and responsibilities under this Agreement shall not relieve MEG of such rights, duties, and responsibilities and MEG shall guarantee performance by its affiliates of any obligations hereunder.

11.8  Force Majeure
         Neither party shall be liable for any delay in performance or failure to perform, in whole or in part any obligation under this Agreement, or for the delay in such performance, to the extent that such failure to perform is caused by circumstances beyond its reasonable control, including but not limited to, labor dispute, strike, war or act of war (whether an actual declaration is made or not), insurrection, riot, civil commotion, act of public enemy, accident, fire, flood, or any other act of God, act of any governmental authority, judicial action, or similar causes, provided the party who cannot perform or is delayed has used its best efforts to procure performance or to overcome the obstacles preventing performance. If an event of force majeure occurs, the party experiencing the force majeure shall promptly notify the other in writing.

11.9  Governing Law
         This Agreement will be governed by and construed in accordance with the laws of the State of New York. The federal or state courts located in the State of New York will have exclusive jurisdiction to hear any dispute under this Agreement.

11.10  Disaster Plan
           Each party shall procure and maintain in force throughout the term of this Agreement and any renewal thereof for its own benefit, (i) a commercial general liability insurance policy and (ii) a property insurance policy covering such party and its property in connection with its activities hereunder. In the event the Facility is damaged to the extent that MEG cannot perform its obligations hereunder, MEG and SCC shall use their respective best efforts to repair the Facility, replace Licensed Property, or proprietary equipment, or processes as soon as practicable, and until the Facility is so repaired MEG shall transfer production activities to another MEG facility pursuant to a Disaster Plan which would be reasonably acceptable to SCC.
11.11  Relationship of the Parties
           The parties relationship during the term of this Agreement and under any purchase orders placed hereunder will be that of independent contractors. Neither party has, and will not represent that it has, any power, right or authority to bind or to incur any charges or expenses on behalf of the other party or in the other party's name without the written consent of the other party.

11.12  Waiver
           No waiver of any provision of this Agreement shall be effective except by written agreement signed by both parties. The failure by any party at any time to require performance of the other party of any provision of this Agreement will in no way affect the right of such party thereafter to enforce the same provision, nor will the waiver by any party of any breach of any provision hereof be taken or held to be a waiver of the provision itself.

11.13  Notices and Consents
          All notices and other communications required or permitted under this Agreement will be in writing and will be deemed given (i) when delivered personally, (ii) when sent by confirmed telex or facsimile transmission, or (iii) one (1) day after having been sent by commercial or overnight courier with written verification of receipt. All communications will be sent to the receiving party's address as follows:

        MEG's address/fax for notice -            with a copy to -
        MATCO Electronics Group, Inc.        MATCO Electronics Group, Inc.
        Attn:  James Matthews, Sr.           Attn:  Mark Baldwin
        320 North Jensen Road                320 North Jensen Road
        Vestal, NY  13805                    Vestal, NY 13805
         Fax (607) 729-8981                  Fax (607) 729-8981

        SCC's address/fax for notice -            with a copy to -
        Smith Corona Corporation             Smith Corona Corporation
        Attn.: Michael Driscoll              Attn: Michael Chernago
        839 Route 13 South                   839 Route 13 South
        Cortland, NY  13045                  Cortland, NY 13045
        Fax (607) 758-5786                   Fax (607) 758-5602

MEG or SCC may change the address or facsimile number to which such communications are to be directed by giving written notice to the other in the manner provided for in this Agreement.

11.14  Attorney's Fees
           If any action of law or equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party will be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

11.15  Counterparts
           This Agreement may be executed in two or more counterparts, all of which together shall constitute one and the same instrument.

11.16  Compliance with Laws
           If either party violates any law, rule, or ordinance of any national government or other political subdivision with applicable jurisdiction including but not limited to the United States, any state, or any other governmental agency in the performance of this Agreement, they will indemnify and hold the other party harmless for any loss, cost, or expense resulting from such violation.

11.17  Gratuities
           Each Party represents that is has not offered or given and will not offer to give any employee, agent, or representative of the other party any gratuity with a view toward securing any business from such other party or influencing such person with respect to the transaction of business between the parties.

11.18  Finders or Brokers
           The parties hereby state that no finders, brokers or similar third parties have been used in connection with this Agreement or renegotiations or other discussions culminating in this Agreement. Each party agrees to indemnify and hold the other harmless from any and all claims asserted by any finder or broker purported to be based on a relationship with a party hereto.

11.19  Limitation of Liability
           In no event shall either party be liable to the other for indirect, special or consequential damages or loss of profits, arising out of or related to this Agreement, or performance of breach thereof, (unless specified herein) even if such party has been advised of the possibility of such damages.


IN WITNESS THEREOF, the parties have duly executed this Agreement on the date first above written.

SMITH CORONA CORPORATION               MATCO ELECTRONICS GROUP, INC.



By: W. Michael Driscoll            By: Lawrence Davis

Title: Chief Executive Officer     Title: Treasurer & CFO

Date: November 24, 1997            Date:  November 24, 1997

EXHIBIT A:  THE PRODUCT
EXHIBIT E:  THE PRICING MODEL

[*******]. The Product and the Pricing Model have been omitted due to their confidential nature and filed separately with the Securites and Exchange Commission with a request for confidential treatment pursuant to Rule 24b-2.



EXHIBIT B:     THE MANUFACTURING SPECIFICATIONS


B.1  Engineering Specifications
        Both MEG and SCC are in possession of identical copies of the documents referenced below in this paragraph as of the Effective Date. These documents have been distributed as controlled documents under procedures established prior to the Effective Date, which were designed to insure that identical sets of these documents be maintained in both the Tijuana, MX, and Cortland, NY, locations. Engineering Specifications are written documents including all engineering drawings, source approvals, project releases, engineering change notices, safety agency licenses (UL, ETL, CSA, TUV), as well as the configuration control established by these documents to meet electromagnetic emission specifications (FCC, TUV RF, DOC). Revisions to these documents may be made from time to time upon mutual written agreement by MEG and SCC utilizing the same control document procedures as were utilized prior to the Effective Date.

B.2  Fabrication an Assembly Routines
        Complete identical sets of Fabrication and Assembly
Routines documenting the current processing specifications and work instructions for all Products as of the Effective
Date will be printed and distributed to Tijuana, MX, and Cortland, NY, locations. Revisions to these documents may be made from time to time utilizing controlled document distribution.

B.3  Pending Engineering Changes
 Both MEG and SCC are in possession of identical printed copies of the computer report provided by SCC and referenced below, dated as of the Effective Date, and hereby incorporated by reference into this Exhibit B. The subject report lists changes approved and planned for future implementation, but not yet implemented as of the Effective Date and will indicate items with manufacturing specifications currently under review and subject to change in the future.


#4519-A & #4519-B  WEEKLY PENDING CHANGE MASTER LIST


(A final computer report will be printed by SCC MIS as of the Effective Date will be sent to Mike Chernago and Tom
Tuohy.)


EXHIBIT C:     THE QUALITY STANDARDS


Both MEG and SCC are in possession of identical copies of the control documents provided by SCC and referenced below, as of the Effective Date, and hereby incorporated by reference into this Exhibit C. Revisions to these documents may be made from time to time upon mutual written agreement by MEG and SCC.


     QUALITY POLICY & PROCEDURE MANUAL - 11/03/97

     DEFECT CLASSIFICATION MANUAL  -  05/12/92



EXHIBIT D:     THE APPROVED SUPPLIERS


Both MEG and SCC are in possession of identical copies of the personal computer diskette provided by SCC with a creation date of 10/20/97 01:46 PM. Both parties are capable of producing a printed report from this diskette, and have produced a printed copy with a print date of 11/13/97, which is hereby incorporated by reference into this Exhibit D. The subject diskette contains personal computer files and includes: Device, SCC Part Number, SCC Part Description, Approved Supplier, and Approved Supplier's Part Number. Additional suppliers and additional items may be added at any time upon written approval by SCC Engineering. Revisions to this diskette may be made and issued on diskette from time to time by SCC Engineering.


SCC Approved Suppliers - Revision 2 (COMPON2)



EXHIBIT F:  THE MASTER SCHEDULE


[*******]. The Master Schedule has been omitted due to its confidential nature and filed separately with the Securities and Exchange Commission with a request for confidential treatment pursuant to Rule 24b-2.

EXHIBIT G:     THE TOOL MAINTENANCE SCHEDULE

Tool No         Part No           Description       Est ToolLife   Vendor       Est Cost          Est Cmpl
                771939            [*******]         New Tool       Smith Corona [*******]                  11/28/97
                                                                   Tooling Group
72614-01        953022            [*******]         [*******]       Mold Tech.

69641-00        771821            [*******]         [*******]                   [*******]

69636-00        771818            [*******]         [*******]                   [*******]
                                  [*******]
69636-01        771818            [*******]         [*******]                   [*******]
                                  [*******]
69636-02        771818            [*******]         [*******]                   [*******]
                                  [*******]
68601-03        773552            [*******]         [*******]                   [*******]

60921-00        712751            [*******]                                     [*******]
                                  [*******]
72619-00        953070            [*******]

67046-00        745560            [*******]         [*******]
                                  [*******]
67046-01        745560            [*******]         [*******]
                                  [*******]
67046-04        745560            [*******]         [*******]
                                  [*******]
T-52099-00      778345            [*******]         [*******]                   [*******]

T-52099-01      778345            [*******]         [*******]                   [*******]

T-52098-00      778344            [*******]         [*******]                   [*******]

T-52098-01      778344            [*******]         [*******]                   [*******]

 T-52096-01     778816            [*******]         [*******]                   [*******]
                                  [*******]
T-70187-01      778810            [*******]         [*******]                   [*******]
                                  [*******]
T-70186-01      778811            [*******]         [*******]                   [*******]
                                  [*******]
 T-52096-01     778816            [*******]         [*******]                   [*******]
                                  [*******]
T-70187-01      778810            [*******]         [*******]                   [*******]
                                  [*******]
T-70186-01      778811            [*******]         [*******]                   [*******]
                                  [*******]
                745061            [*******]         [*******]         A-1 engr  [*******]
                                  [*******]
                745070            [*******]         [*******]         A-1 engr  [*******]
                                  [*******]
                745071            [*******]         [*******]         A-1 engr  [*******]
                                  [*******]
                745107            [*******]         [*******]         A-1 engr  [*******]
                                  [*******]
                745121            [*******]         [*******]         A-1 engr  [*******]
                                  [*******]
                745122            [*******]         [*******]         A-1 engr  [*******]
                                  [*******]


EXHIBIT H:     THE LICENSED PROPERTY


Both MEG and SCC are in possession of identical printed copies of the computer report provided by SCC and referenced below, dated 11/12/97 at 2:32 PM, and hereby incorporated by reference into this Exhibit H. SCC is unable to provide any listing except hard tooling and acknowledges that Exhibit H is incomplete. Not included are all the jigs, fixtures, inspection equipment and special tools which are used to support the manufacture of current typewriters, accessories and headsets set forth in Exhibit A and E.

Smith Corona Corporation
MEXICO TOOLS (510) - NBV

EXHIBIT I:  THE WARRANTY RETURN HISTORY


        PRODUCT RETURNS FY'91 - FY 98
        US SALES vs. US RETURNS (ONE YEAR OFFSET)

                                                             WORK-
                                              TOTAL          MANSHIP
                 US        US      RETURN     DEFECT         DEFECT
YEAR    PRODUCT  SALES     RETURNS            RATE           RATE        RATE

FY91    TW          [**]      [**]
        PWP         [**]      [**]
        TOTAL       [**]      [**]

FY92    TW          [**]      [**]             [**]             [**]      [**]
        PWP         [**]      [**]             [**]             [**]      [**]
        TOTAL       [**]      [**]             [**]             [**]      [**]

FY93    TW          [**]      [**]             [**]             [**]      [**]
        PWP         [**]      [**]             [**]             [**]      [**]
        TOTAL       [**]      [**]             [**]             [**]      [**]

FY94    TW          [**]      [**]             [**]             [**]      [**]
        PWP         [**]      [**]             [**]             [**]      [**]
        TOTAL       [**]      [**]             [**]             [**]      [**]

FY95    TW          [**]      [**]             [**]             [**]      [**]
        PWP         [**]      [**]             [**]             [**]      [**]
        TOTAL       [**]      [**]             [**]             [**]      [**]

FY96    TW          [**]      [**]             [**]             [**]      [**]
        PWP         [**]      [**]             [**]             [**]      [**]
        TOTAL       [**]      [**]             [**]             [**]      [**]

FY97    TW          [**]      [**]             [**]             [**]      [**]
        PWP         [**]      [**]             [**]             [**]      [**]
        TOTAL       [**]      [**]             [**]             [**]      [**]

FY98    TW          [**]      [**]             [**]             [**]      [**]
EST TO
Y/E     PWP         [**]      [**]             [**]             [**]      [**]
        TOTAL       [**]      [**]             [**]             [**]      [**]


EXHIBIT J:  THE ADVANCED MATERIAL PURCHASES
          WITH BLANKET APPROVALS BY COMMODITY
Pursuant to section 3.5.1 "Advanced Material Purchases - Raw Material Lead-times," following is a list of Raw Materials which SCC, as of the Effective Date, has given blanket approval for Advance Material Purchases for the period specified. Leadtime refers to planning leadtime which is the buyer's stated leadtime plus ten (10) days for planning/purchase order processing.
Descending Lead Time Sequence:                       Part
Number Sequnce:

PN      Description    LT     PN      Description    LT
796254  Screw          [**]   200100  IC            [**]
790008  Screw          [**]   701091  Screw         [**]
782219  Screw          [**]   713930  Nut           [**]
781910  Screw          [**]   753580  Shaft         [**]
780424  Screw          [**]   760819  Data Disk     [**]
778807  Screw          [**]   770173  Motor         [**]
777240  Screw          [**]   770183  Motor         [**]
771789  Screw          [**]   770297  Screw         [**]
770672  Screw          [**]   770492  Plunger       [**]
770297  Screw          [**]   770672  Screw         [**]
713930  Nut            [**]   771789  Screw         [**]
701091  Screw          [**]   774860  Motor         [**]
770492  Plunger        [**]   774861  Motor         [**]
089100  Spec Shape Stl [**]   774871  Motor         [**]
200100  IC             [**]   774873  Motor         [**]
782900  IC             [**]   777240  Screw         [**]
084191  Screw rod      [**]   778807  Screw         [**]
072530  Steel, zinc
        coated         [**]   780424  Screw         [**]
072604  Steel, zinc
        coated         [**]   781910  Screw         [**]
072510  Steel, zinc
        coated         [**]   782219  Screw         [**]
072342  Steel, zinc
        coated         [**]   782900  IC            [**]
095957  PC/ABS         [**]   790008  Screw         [**]
095956  PC/ABS         [**]   796254  Screw         [**]
095955  PC/ABS         [**]   797157  Motor         [**]
095953  PC/ABS         [**]   922731  Linecord      [**]
095683  Polycarbonate  [**]   922762  Linecord      [**]
095679  Polycarbonate  [**]   922766  Linecord      [**]
095081  Clr Polycar-
        bonate         [**]   922767  Linecord      [**]
753580  Shaft          [**]   953107  Motor         [**]
922767  Linecord       [**]   953108  Motor         [**]
922766  Linecord       [**]   072342  Steel, zinc
                                      coated        [**]
922762  Linecord       [**]   072510  Steel, zinc
                                      coated        [**]
922731  Linecord       [**]   072530  Steel, zinc
                                      coated        [**]
797157  Motor          [**]   072604  Steel, zinc
                                      coated        [**]
770173  Motor          [**]   083720  Screw rod     [**]
770183  Motor          [**]   083723  Screw rod     [**]
774861  Motor          [**]   084191  Screw rod     [**]
774871  Motor          [**]   089100  Spec Shape
                                      Steel         [**]
774873  Motor          [**]   095081  Clr Polycar-
                                      bonate        [**]
953107  Motor          [**]   095679  Polycarbonate [**]
953108  Motor          [**]   095683  Polycarbonate [**]
083723  Screw rod      [**]   095953  PC/ABS        [**]
083720  Screw rod      [**]   095955  PC/ABS        [**]
774860  Motor          [**]   095956  PC/ABS        [**]
760819  Data Disk      [**]   095957  PC/ABS        [**]

EXHIBIT K:  THE PREPAID RAW MATERIALS


Both MEG and SCC are in possession of identical copies of the Prepaid Raw Materials document, as of the Effective
Date, and hereby incorporated by reference into this Exhibit
K.


(A final list of SCC prepaid raw materials updated as of the Effective Date will be reviewed and agreed to on the Effective Date by Marty Wilson and Tom Tuohy.)


EXHIBIT L:  THE SUBCONTRACT CUSTOMER ORDERS

[*******]. The Subcontract Customer Orders Schedule has been omitted due to its confidential nature and filed separately with the Securities and Exchange Commission with a request for confidential treatment pursuant to Rule 24b-2.


EXHIBIT M:  THE PURCHASE ORDERS FOR RAW MATERIAL


Both MEG and SCC are in possession of identical printed copies of the computer report referenced below, dated as of the date this Agreement is made public, and hereby incorporated by reference into this Exhibit M. The subject report lists status of all valid SCC purchase orders for Raw Material as of the Effective Date of this Agreement.


#2603-A  PURCHASE ORDER STATUS BY BUYER


(A computer report will be printed by SCC MIS as of the Announcement Date will be sent to Mike Chernago and Tom
Tuohy. Another computer report will be printed by SCC MIS as of the Effective Date will be sent to Mike Chernago and Tom Tuohy.)


EXHIBIT N:  THE QUALITY ASSURANCE ANNUAL REPORT


Both MEG and SCC are in possession of identical copies of a report provided by SCC, which SCC represents as actual quality measurements for the period January through September of 1997 and referenced below, and hereby incorporated by reference into this Exhibit N.


SMITH CORONA
QUALITY ASSURANCE ANNUAL REPORT

EXHIBIT O:  ACCEPTANCE SAMPLING PLANS

TYPEWRITERS             MIL STD 105D INSP PLAN   "0" ACCEPTANCE INSP PLAN
[**]% AQL
            # OF UNITS SAMPLE  #DEFECTS  #DEFECTS  SAMPLE #DEFECTS #DEFECTS
            IN LOT    SIZE      ACCEPT  REJECT     SIZE   ACCEPT   REJECT
            RECEIVED  # UNITS                    # UNITS  (c=0)       (c=1)
                      TO BE                      TO BE
                      INSPECTED                  INSPECTED
            < 150       [**]      [**]    [**]     [**]   [**]        [**]
            151 - 280   [**]      [**]    [**]     [**]   [**]        [**]
            281 - 500   [**]      [**]    [**]     [**]   [**]        [**]
            501 - 1200  [**]      [**]    [**]     [**]   [**]        [**]
            1201 - 3000 [**]      [**]    [**]     [**]   [**]        [**]
            3001 >      [**]      [**]    [**]     [**]   [**]        [**]


ACCESSORIES                MIL STD 105D INSP PLAN   "0" ACCEPTANCE INSP PLAN
[**]% AQL
            # OF UNITS SAMPLE  #DEFECTS  #DEFECTS  SAMPLE #DEFECTS #DEFECTS
            IN LOT    SIZE      ACCEPT  REJECT   SIZE     ACCEPT   REJECT
            RECEIVED  # UNITS                    # UNITS  (c=0)       (c=1)
                      TO BE                      TO BE
                      INSPECTED                  INSPECTED
            < 3200         [**]    [**]    [**]   [**]  [**]      [**]
            3201 - 10000   [**]    [**]    [**]   [**]  [**]      [**]
            10001 - 35000  [**]    [**]    [**]   [**]  [**]      [**]
            35001 - 150000 [**]    [**]    [**]   [**]  [**]      [**]
            150000 >       [**]    [**]    [**]   [**]  [**]      [**]


HEADSETS                MIL STD 105D INSP PLAN    "0" ACCEPTANCE INSP PLAN
[**]% AQL
UNTIL 1-5-98# OF UNITS SAMPLE # DEFECTS # DEFECTS  SAMPLE # DEFECTS   # DEFECTS
THEN [**]% AQL IN LOT  SIZE    ACCEPT   REJECT     SIZE     ACCEPT    REJECT
            RECEIVED  # UNITS                    # UNITS    (c=0)       (c=1)
                      TO BE                      TO BE
                      INSPECTED                  INSPECTED
            < 150      [**]      [**]    [**]     [**]  [**]        [**]
            151 - 280  [**]      [**]    [**]     [**]  [**]        [**]
            281 - 500  [**]      [**]    [**]     [**]  [**]        [**]
            501 - 1200 [**]      [**]    [**]     [**]  [**]        [**]
            1201 >     [**]      [**]    [**]     [**]  [**]        [**]



HEADSETS                 MIL STD 105D INSP PLAN     "0" ACCEPTANCE INSP PLAN
[**]% AQL
  # OF UNITS          SAMPLE  # DEFECTS  #DEFECTS  SAMPLE # DEFECTS # DEFECTS
            IN LOT    SIZE      ACCEPT  REJECT   SIZE       ACCEPT    REJECT
            RECEIVED  # UNITS                    # UNITS    (c=0)       (c=1)
                      TO BE                      TO BE
                      INSPECTED                  INSPECTED
            < 150      [**]      [**]    [**]     [**]   [**]        [**]
            151 - 280  [**]      [**]    [**]     [**]   [**]        [**]
            281 - 500  [**]      [**]    [**]     [**]   [**]        [**]
            501 - 1200 [**]      [**]    [**]     [**]   [**]        [**]
            1201 >     [**]      [**]    [**]     [**]   [**]        [**]